1 WSFS Financial Corporation 1Q 2025 Earnings Release Supplement April 2025 Exhibit 99.2

2 Forward Looking Statements & Non-GAAP Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective holders. Forward Looking Statements: This presentation contains estimates, predictions, opinions, projections and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company's control) and are subject to significant risks and uncertainties (which change over time) and other factors, including difficult market conditions and unfavorable economic trends in the United States generally and in financial markets, particularly in the markets in which the Company operates and in which its loans are concentrated, including potential recessionary and other unfavorable conditions and trends related to housing markets, costs of living, unemployment levels, interest rates, supply chain issues, inflation, economic growth, the uncertain effects of geopolitical instability, armed conflicts, public health crises, inflation, interest rates and actions taken in response thereto on our business, results of operations, capital and liquidity, which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties are discussed in detail in the Company’s Form 10-K for the year ended December 31, 2024, and other documents filed by the Company with the Securities and Exchange Commission from time to time. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made, and the Company disclaims any duty to revise or update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company for any reason, except as specifically required by law. As used in this presentation, the terms "WSFS", "the Company", "registrant", "we", "us", and "our" mean WSFS Financial Corporation and its subsidiaries, on a consolidated basis, unless the context indicates otherwise. Non-GAAP Financial Measures: This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Company’s management believes that investors may use these non-GAAP measures to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. For a reconciliation of these non-GAAP measures to their comparable GAAP measures, see the Appendix.

Financial Highlights

$ in millions (except per share amounts)	Reported			Core[1]		
	1Q25	4Q24	1Q24	**1Q25**	4Q24	1Q24
EPS	**$1.12**	$1.09	$1.09	**$1.13**	$1.11	$1.11
ROA	**1.29%**	1.21%	1.28%	**1.29%**	1.24%	1.31%
Net Income[2]	**$65.9**	$64.2	$65.8	**$66.1**	$65.8	$67.3
PPNR[1]	**$104.3**	$92.4	$102.1	**$104.6**	$94.4	$104.1
ROTCE[1]	**16.91%**	16.17%	18.76%	**16.97%**	16.55%	19.19%
NIM[3]	**3.88%**	3.80%	3.84%	**3.88%**	3.80%	3.84%
Fee Revenue %[3]	**31.5%**	31.8%	30.2%	**31.5%**	31.8%	30.3%
Efficiency Ratio	**59.2%**	64.6%	59.3%	**59.0%**	63.8%	58.6%
ACL Ratio[4]	**1.43%**	1.48%	1.48%	**1.43%**	1.48%	1.48%
CET1[5]	**14.10%**	13.81%	13.29%	**14.10%**	13.81%	13.29%

- Core ROA of 1.29%, up 5bps QoQ, and Core PPNR of $104.6mm, up 11% QoQ
  - Maintained Core ROA and Core PPNR YoY while absorbing 100bps of interest rate declines
- NIM of 3.88%, up 8bps QoQ, reflecting deposit repricing actions, partially offset by lower loan yields
  - Client deposit cost of 1.71%, down 12bps QoQ
- Core Fee Revenue[1] of $80.9mm; down 3% QoQ and up 6% YoY
  - Wealth and Trust up 19% YoY
- $62.6mm of capital returned to shareholders; $53.8mm from share repurchases
- Board approved additional share repurchase authorization of 5.8mm shares, or 10%, of outstanding shares as of quarter-end, as well as a 13% quarterly dividend increase

[1] These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information.
[2] Excludes net income that is attributable to noncontrolling interest
[3] Tax-equivalent
[4] Reflects ACL on loans and leases over the amortized cost of the total portfolio
[5] Capital ratios reflect corporate-level metrics

3

4 Net Interest Margin Trends 3.88% NIM reflects deposit repricing actions, partially offset by lower loan yields 1 Includes noninterest and interest-bearing; interest-bearing deposits include demand, money market, savings, and time deposits 2 Average total loans yield excludes PAA 3 Deposit betas are based on cumulative client deposit costs for the down-cycle rate (September 2024 start); assumes Fed Funds of 4.50% 4 Betas are the average of the last month in a respective quarter 1Q25 NIM up 8bps QoQ to 3.88% • Reduced total funding cost by 15bps, driven by 12bps decline in total client deposit cost during 1Q • Redeemed $70mm of sub-debt due 2027 during the quarter 26% 38% 22% 27% 0% 15% 30% 45% 60% 4Q24 1Q25 Interest-Only Total Down-cycle Deposit Betas3,4 1.79% 1.89% 1.95% 1.83% 1.71% 1.99% 2.09% 2.15% 1.92% 1.77% 6.95% 7.03% 7.01% 6.72% 6.60% 2.0% 3.2% 4.4% 5.6% 6.8% 8.0% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 1Q24 2Q24 3Q24 4Q24 1Q25 Lo an Y ie ld (% ) Cl ie nt D ep os it Co st (% ) Client Deposit Cost Total Funding Cost Total Loans Ex PAA Yield Average Deposit Cost and Loan Yield 1 2 3.84% 3.80% 3.88% 3.25% 3.45% 3.65% 3.85% 4.05% 1Q24 4Q24 1Q25 Net Interest Margin

Loan Portfolio Highlights

WSFS Financial Corporation

Commercial loans flat due to economic uncertainty and muted originations

EOP Loans - QoQ and YoY							
($ in millions)	Mar 2025	Dec 2024	Mar 2024	QoQ $ Growth	Annualized % Growth	YoY $ Growth	% Growth
C & I Loans[2]	$4,651	$4,652	$4,489	($1)	(0%)	$162	4%
Commercial Mortgages (CRE)	3,982	4,031	3,877	(49)	(5%)	105	3%
Construction Loans	869	832	1,056	37	18%	(187)	(18%)
Commercial Leases	636	648	634	(12)	(8%)	2	0%
Total Commercial Loans	**$10,138**	**$10,163**	**$10,056**	**($25)**	**(1%)**	**$82**	**1%**
Residential Mortgage (HFS/HFI)	992	992	888	0	0%	104	12%
Consumer Loans	2,033	2,086	2,066	(53)	(10%)	(33)	(2%)
Total Gross Loans	**$13,163**	**$13,241**	**$13,010**	**($78)**	**(2%)**	**$153**	**1%**

Commercial Portfolio: New Net Loan Fundings ($mm)[1]



$600
$400
$200
-
($200)
($400)
($600)
$326
$364
$353
$330
$230
($241)
($285)
($254)
($441)
($278)
1Q24
2Q24
3Q24
4Q24
1Q25
New Loans Fundings
Paydown/Payoffs

- Commercial: Loans flat QoQ with lower originations as Clients postponed major investments due to the uncertain economic conditions
  - Line utilization of 38.1%, up from 36.5% last quarter mainly due to seasonality trends
  - 90-day weighted average pipeline remains stable at approximately $240mm
- Consumer: $66mm of continued runoff in the partnership portfolios, consistent with prior quarter; $15mm of growth within WSFS-originated loans

[1] Includes new loans, existing new funding, paydowns, payoffs, and prior Commercial runoff portfolios. Excludes reclasses, HFS, purchase accounting mark/unearned changes, and Commercial leases
[2] C&I loans includes owner-occupied real estate

5

6 Deposit Highlights • $151mm (4% annualized) decrease in ending client deposits QoQ • Driven by seasonality and expected outflows in Trust, partially offset by growth in Consumer • $692mm (4%) increase in ending client deposits YoY, driven by growth within Consumer, Commercial, and Trust • 50% of average client deposits are coming from Commercial, Small Business, and Wealth and Trust Continued strong noninterest deposit balances (~30% of total) while driving repricing actions Consumer 49% Commercial 25% Small Business 11% Trust 8% Wealth 6% Other 1% Average Client Deposits By Business Line 11% 12% 13% 12% 12% 42% 41% 40% 40% 41% 17% 17% 17% 17% 17% 30% 30% 30% 31% 30% 0% 20% 40% 60% 80% 100% 1Q24 2Q24 3Q24 4Q24 1Q25 Noninterest Interest-bearing Savings/MM Time Average Total Client Deposit Mix ($ in millions) Mar 2025 Dec 2024 Mar 2024 QoQ $ Growth Annualized % Growth YoY $ Growth % Growth Noninterest Demand $4,947 $4,988 $4,653 ($41) (3%) $294 6% Interest-bearing Demand 2,882 2,973 2,856 (91) (12%) 26 1% Savings 1,463 1,466 1,577 (3) (1%) (114) (7%) Money Market 5,487 5,472 5,206 15 1% 281 5% Total Core Deposits $14,779 $14,899 $14,292 ($120) (3%) $487 3% Time Deposits 2,100 2,131 1,895 (31) (6%) 205 11% Total Client Deposits $16,879 $17,030 $16,187 ($151) (4%) $692 4% EOP Deposits by Product - QoQ and YoY

7 $17 $18 $17 $26 $25 $24 $33 $40 $40 $76 $83 $81 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 1Q24 4Q24 1Q25 Co re F ee R ev en ue ($ m m ) Banking Cash Connect Wealth and Trust2 Core Fee Revenue1 31.5% Core Fee Revenue ratio1 driven by Wealth and Trust 1 These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information. 2 Banking includes deposit service charges, SBA loan sales, loan and lease fees, credit and debit revenue, capital markets, mortgage, and other banking related fees ® Core fee revenue down 3% QoQ and up 6% YoY • Institutional Services, up 43% YoY, as Corporate Trust and Global Capital Markets continue to capture market share and drive higher deal flow • Driven by higher agent, custody, and bankruptcy fees • Bryn Mawr Trust Company of Delaware, up 22% YoY; benefited from new accounts and higher volume • Private Wealth Management, flat YoY, as market appreciation offset Client outflows due to transaction-related usage and distributions to beneficiaries Wealth and Trust (+19% YoY)

8 10.76% 10.47% 12.67% 8.63% 3.34% 0.70% 3.22% 1.90% 14.10% 11.17% 15.89% 10.53% 0% 4% 8% 12% 16% CET1 Leverage TRBC TCE Effective AOCI Well-capitalized Reported ($9.52) $29.25 ($20) ($10) $0 $10 $20 $30 $40 1Q21 3Q21 1Q22 3Q22 1Q23 3Q23 1Q24 3Q24 1Q25 TBV and AOCI per Share AOCI/share TBV/share Capital All capital ratios remain above “well-capitalized”; tangible book value impacted by AOCI 1Q25 Capital Ratios including Effective AOCI Impact1,2 1 Effective AOCI ($648.6mm) includes AFS and unrecognized fair value of HTM as of March 31, 2025; reported AOCI of ($549.5mm) 2 Capital ratios reflect corporate-level metrics 3 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information 2 • Tangible book value (TBV) of $29.25 per share includes a negative impact of $9.52 per share related to Reported AOCI1 • 19% YoY growth in TBV • Effective AOCI represents the impact of a full liquidation of the investment portfolio • TCE of 10.53% when considering Effective AOCI 3

9 Capital Return Framework Increased quarterly dividend and accelerated share repurchases in 1Q25 • 13% increase ($0.02) to quarterly dividend; now $0.17 per share • Additional share repurchase authorization of 10% of outstanding shares as of quarter-end, increasing repurchase authorization to 14% of outstanding shares • Capital philosophy to target CET11 of ~12% in medium-term, subject to macroeconomic environment, business performance, and investment opportunities Total Capital Returned to Shareholders $36.7 $35.8 $8.8 $51.8 $95.4 $53.8 $88.5 $131.2 $62.6 $0.0 $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 2023 2024 1Q25 M ill io ns Dividend Repurchases Medium-Term Operating Level 12.22% 13.17% 13.81% 14.10% 0% 2% 4% 6% 8% 10% 12% 14% 2022 2023 2024 1Q25 CET1 Trend1 1 Capital ratios reflect corporate-level metrics

10 Investment Portfolio High-quality investment portfolio providing consistent cash flows and borrowing capacity 1 Investment portfolio value includes market value AFS and book value of HTM 2 Weighted average duration and yield of the MBS portfolio 3 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information 4 Effective AOCI ($648.6mm) AFS and unrecognized fair value of HTM as of March 31, 2025; assumes all securities, including HTM, are sold at market prices; reported AOCI of ($549.5mm) • Targeting 18% - 20% of total assets over time • Forecasting P&I cash flows of $1bn+ over the next 24 months • Anticipated cash flows could fund ~3.5% annualized loan growth • Reported AOCI improved $75.4mm or 12.1% quarter-over-quarter Investments Investment Portfolio1 $4.55bn % of Total Assets 22% Portfolio Duration2 6.1yrs Portfolio Yield2 2.37% Agency MBS/Notes % >95% Reported AOCI ($549.5mm) Effective AOCI3,4 ($648.6mm) AFS Agency MBS Agency CMOs GNMA MBS/CMOs Agency Debent. HTM Agency MBS Munis $3.55bn $1.00bn $637 $643 $500 $625 $549 $0 $150 $300 $450 $600 $750 1Q24 2Q24 3Q24 4Q24 1Q25 M ill io ns Reported AOCI Trend

11 $0.0 $0.1 $0.2 $0.3 $0.4 $0.5 $0.6 2025 2026 2027 2028 2029 Bi lli on s Volume of Maturing CRE Loans by Industry Office Multi-Family Industrial/Flex Retail Resi 1-4 Other CRE and Select Portfolios 1 Inclusive of Construction 2 Office CRE portfolio excludes $100.1mm ($101.3mm exposure) of Medical Office CRE/Construction 3 Central Business District 4 Based on outstanding balance CRE Portfolio: • Granular with an average loan balance of $1.2mm • ~81% of the portfolio effectively has a fixed rate (~35% of the portfolio fixed with ~71% of the variable rate portfolio swapped) • Continually reviewing $2.5mm+ loans maturing in the next 24 months • ~$65mm of loans maturing in 2025 and ~$105mm in 2026 have a DSCR below 1.05x in a 7.50% interest rate scenario; proactively addressing all maturing loans • $667mm with $686mm exposure2; 5.1% of gross loans • $1.8mm average loan balance • 77% Suburban and 23% Urban; 7% of Office is in CBD3 • 13 loans over $10mm; 2 loans >$20mm (largest ~$27mm)4 • Average LTV of ~58% at origination • 0.2% DLQ; 2.4% NCO5; 0% NPA; 11% problem loans • 83% with recourse Office Portfolio1 • $1.4bn with $1.8bn exposure; 10.7% of gross loans • $2.4mm average loan balance • 51% Suburban and 49% Urban; 6% of CRE Multifamily is in CBD3 • 13 loans over $20mm; largest loan ~$32mm4 • Average LTV of ~56% at origination • 2.3% DLQ; 0% NCO; 2.2% NPA; 8% problem loans • 87% with recourse Multifamily Portfolio1 10.4% 9.9% 11.3% 10.9% 13.5% Portfolio Maturity % 5 Entire NCO represents one C&I loan, in participation with another bank, to a fund that is invested in office properties predominantly in East Coast suburban markets

12 $160 $170 $180 $190 $200 $210 12/31/2024 Loan Originations (ex. Upstart) Economic Forecast Upstart Payoffs/NCOs /Other 3/31/2025 ACL Ratio 1Q 2025 ACL ($mm) $188 1 Reflects ACL on loans and leases over the amortized cost of the total portfolio 2 This is a non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information ACL Overview ACL and Coverage Ratio by Segment 1Q 2025 ACL Commentary 1.43% • ACL coverage ratio1 of 1.43%; 1.56% including estimated remaining credit mark on acquired loan portfolios2 • Decrease driven by the charge-off of a nonperforming C&I loan and Upstart, partially offset by economic forecast changes • FY GDP forecast of 2.0% in 2025 and 2.5% in 20263 • FY Unemployment forecast of 4.2% in 2025 and 4.3% in 20263 1.48% 1.25% 1.89% 1.43% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 1Q21 1Q22 1Q23 1Q24 1Q25 ACL % By Portfolio and Total1 Commercial Consumer and Leasing Total ACL%5 3 Source: Oxford Economics as of March 2025 4 Hotel loan balances are included in the C&I and Construction segments 5 Commercial excludes Leasing $195 $7 $4 ($3) ($15) ($ millions) $ % $ % $ % C&I4 $55.9 2.17% $57.1 2.15% $50.7 1.90% Owner Occupied - R/E $10.6 0.56% $9.1 0.46% $8.4 0.43% CRE Investor $36.8 0.95% $49.0 1.21% $49.8 1.25% Construction4 $11.0 1.04% $9.2 1.10% $9.7 1.12% Resi Mortgage $5.4 0.62% $5.6 0.58% $5.7 0.59% Leases $15.5 2.44% $16.0 2.47% $17.1 2.69% HELOC & HEIL $8.6 1.25% $10.0 1.33% $10.3 1.34% Consumer Partnerships $46.0 3.77% $36.5 3.06% $33.1 2.93% Other $2.8 1.86% $2.8 1.94% $2.7 1.95% TOTAL $192.6 1.48% $195.3 1.48% $187.5 1.43% March 31, 2024 December 31, 2024 March 31, 2025

13 Asset Quality Metrics Problem Assets Nonperforming Assets (NPA) Delinquencies (DLQ) Net Charge-offs (NCO) $573 $629 $722 $645 $684 4.41% 4.76% 5.40% 4.87% 5.19% 0.0% 1.2% 2.4% 3.6% 4.8% 6.0% $300 $400 $500 $600 $700 $800 1Q24 2Q24 3Q24 4Q24 1Q25 M ill io ns Problem Assets % of Gross Loans $105 $89 $148 $122 $148 0.81% 0.68% 1.11% 0.92% 1.13% 0.0% 0.3% 0.6% 0.9% 1.2% $0 $50 $100 $150 $200 1Q24 2Q24 3Q24 4Q24 1Q25 M ill io ns Delinquencies % of Gross Loans $3 $9 $14 $6 $21 $5 $5 $4 $4 $3 $1 $1 $1 $1 <$1 0.27% 0.44% 0.58% 0.31% 0.76% 0.0% 0.2% 0.4% 0.6% 0.8% $0 $5 $10 $15 $20 $25 $30 1Q24 2Q24 3Q24 4Q24 1Q25 M ill io ns Commercial Upstart Consumer % of Avg. Gross Loans $67 $65 $91 $127 $117 0.33% 0.32% 0.44% 0.61% 0.57% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% $0 $25 $50 $75 $100 $125 $150 1Q24 2Q24 3Q24 4Q24 1Q25 M ill io ns Nonperforming Assets % of Total Assets • Problem Assets: Increased 32bps QoQ • Primarily driven by two CRE multi- family downgrades that remain current • NPA: Decreased 4bps QoQ • Driven by the charge-off of a C&I loan1, partially offset by migration of a land development loan • DLQ: Increased 21bps QoQ • Due to increases in C&I portfolio • NCO: Increased 45bps QoQ • $15.9mm or 49bps of total NCO due to the aforementioned C&I loan • NewLane and Upstart continue to decline 1Q 2025 Performance 1 C&I loan, in participation with another bank, to a fund that is invested in office properties predominantly in East Coast suburban markets 2 Includes NewLane 3 Average gross loans net of unearned income, excluding loans held-for-sale 2 3

14 Non-GAAP Financial Information Appendix:

15 Non-GAAP Information This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). This presentation may include the following non-GAAP measures: • Adjusted Net Income (non-GAAP) attributable to WSFS is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the realized/unrealized gains on equity investments, net, Visa derivative valuation adjustment, FDIC special assessment, corporate development and restructuring expense, and remeasurement of lease liability; • Core noninterest income, also called Core Fee Revenue, is a non-GAAP measure that adjusts noninterest income as determined in accordance with GAAP to exclude the impact of realized gains on equity investments, net, and Visa derivative valuation adjustment; • Core fee revenue ratio (%) is a non-GAAP measure that divides (i) Core Fee Revenue by (ii) Core Net Revenue (tax-equivalent); • Core net interest income is a non-GAAP measure that adjusts net interest income to exclude the impact of certain dividends; • Core Earnings Per Share (EPS) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) weighted average shares of common stock outstanding for the applicable period; • Core Net Revenue is a non-GAAP measure that adds (i) core net interest income and (ii) Core Fee Revenue; • Core Net Revenue (tax-equivalent) is a non-GAAP measure that adjusts core net revenue to include the impact of tax-equivalent income; • Core noninterest expense is a non-GAAP measure that adjusts noninterest expense as determined in accordance with GAAP to exclude FDIC special assessment, corporate development and restructuring expenses, and remeasurement of lease liability; • Core Efficiency Ratio is a non-GAAP measure that divides (i) core noninterest expense by (ii) the sum of core interest income and Core Fee Revenue; • Core Return on Average Assets (ROA) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average assets for the applicable period; • Effective AOCI is a non-GAAP measure that adds (i) unrealized losses on AFS securities, (ii) unrealized holding losses on securities transferred from AFS to HTM, and (iii) unrecognized fair value losses on HTM securities; • Tangible Common Equity (TCE) is a non-GAAP measure and is defined as total stockholders’ equity of WSFS less goodwill and other intangible assets; • TCE Ratio is a non-GAAP measure that divides (i) TCE by (ii) tangible assets; • Tangible assets is a non-GAAP measure and is defined as total assets less goodwill and other intangible assets; • Adjusted tangible assets is a non-GAAP measure that adjusts tangible assets to include the impact of the liquidation of our investment securities portfolio; • Return on average tangible common equity (ROTCE) is a non-GAAP measure and is defined as net income allocable to common stockholders divided by tangible common equity; • Core ROTCE is a non-GAAP measure that is defined as adjusted net income (non-GAAP) attributable to WSFS divided by tangible common equity; • Net tangible income is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of the amortization of intangible assets; • Core net tangible income is a non-GAAP measure that adjusts adjusted net income (non-GAAP) attributable to WSFS to exclude the impact of the amortization of intangible assets; • Tangible common book value per share (TBV) is a non-GAAP financial measure that divides (i) TCE by (ii) shares outstanding; • Tangible common equity including effective AOCI is a non-GAAP measure that adjusts tangible common equity to include effective AOCI; • Pre-provision Net Revenue (PPNR) is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impacts of (i) income tax provision and (ii) provision for credit losses; • Core PPNR is a non-GAAP measure that adjusts PPNR to exclude the impact of realized/unrealized gain on equity investments, net, Visa derivative valuation adjustment, FDIC special assessment, corporate development and restructuring expenses, and remeasurement of lease liability; • Core Return on Average Equity (ROE) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average stockholders’ equity for the applicable period; • Adjusted risk weighted assets is a non-GAAP measure that adjusts the Corp’s risk weighted assets determined in accordance with GAAP to include the impact of the liquidation of our investment securities portfolio; • Adjusted average assets is a non-GAAP measure that adjusts the Corp’s average assets determined in accordance with GAAP to include the impact of the liquidation of our investment securities portfolio; • Adjusted tangible assets is a non-GAAP measure that adjusts tangible assets to include the impact of the liquidation of our investment securities portfolio; • Adjusted total risk-based capital is a non-GAAP measure that adjusts total risk-based capital determined in accordance with GAAP to include effective AOCI; • Adjusted total risk-based capital ratio is a non-GAAP measure that divides (i) adjusted total risk-based capital by (ii) adjusted risk weighted assets; • Adjusted common equity Tier 1 capital is a non-GAAP measure that adjusts common equity Tier 1 capital determined in accordance with GAAP to include effective AOCI; • Adjusted common equity Tier 1 capital ratio is a non-GAAP measure that divides (i) adjusted common equity Tier 1 capital by (ii) adjusted risk weighted assets; • Adjusted Tier 1 capital is a non-GAAP measure that adjusts Tier 1 capital determined in accordance with GAAP to include effective AOCI; • Adjusted Tier 1 leverage ratio is a non-GAAP measure that divides (i) adjusted Tier 1 capital by (ii) adjusted average assets; and • Coverage ratio including the remaining credit marks is a non-GAAP measure that adjusts the coverage ratio to include the impact of the remaining credit marks on the acquired loan portfolios.

Appendix: Non-GAAP Financial Information

WSFS Financial Corporation

(dollars in thousands)	Three Months Ended March 31, 2025	December 31, 2024	March 31, 2024
Net interest income (GAAP)	$ 175,216	$ 178,207	$ 175,278
Core net interest income (non-GAAP)	$ 175,216	$ 178,207	$ 175,278
Noninterest income (GAAP)	$ 80,897	$ 83,307	$ 75,857
Less: Realized gain on sale of equity investment, net	—	123	—
Plus: Visa derivative valuation adjustment	—	—	(605)
Core fee revenue (non-GAAP)	$ 80,897	$ 83,184	$ 76,462
Core net revenue (non-GAAP)	$ 256,113	$ 261,391	$ 251,740
Core net revenue (non-GAAP) (tax-equivalent)	$ 256,568	$ 261,811	$ 252,084
Noninterest expense (GAAP)	$ 151,795	$ 169,126	$ 149,072
Less: FDIC special assessment	—	—	1,263
Less: Corporate development expense	59	61	208
Less/(plus): Restructuring expense	260	2,193	—
Plus: Remeasurement of lease liability	—	(112)	—
Core noninterest expense (non-GAAP)	$ 151,476	$ 166,984	$ 147,601
Core efficiency ratio (non-GAAP)	59.0 %	63.8 %	58.6 %
Core fee revenue ratio (non-GAAP)(tax-equivalent)	31.5 %	31.8 %	30.3 %

(dollars in thousands, except per share data)	Three Months Ended March 31, 2025	December 31, 2024	March 31, 2024
Calculation of tangible common equity ratio:			
Total Assets (GAAP)	$ 20,548,950	$ 20,814,303	$ 20,579,248
Less: Goodwill and other intangible assets	983,882	988,160	1,000,344
Total tangible assets (non-GAAP)	$ 19,565,068	$ 19,826,143	$ 19,578,904
Total stockholders' equity of WSFS (GAAP)	$ 2,671,614	$ 2,589,752	$ 2,473,481
Less: Goodwill and other intangible assets	983,882	988,160	1,000,344
Total tangible common equity (non-GAAP)	$ 1,687,732	$ 1,601,592	$ 1,473,137
Equity to asset ratio (GAAP)	13.00 %	12.44 %	12.02 %
Tangible common equity to tangible assets ratio (non-GAAP)	8.63 %	8.08 %	7.52 %

(dollars in thousands)	Three Months Ended March 31, 2025
Calculation of effective AOCI:	
Unrealized losses on AFS securities	$ 467,752
Unrealized losses on securities transferred from AFS to HTM	73,217
Unrecognized fair value on HTM securities	107,671
Effective AOCI (non-GAAP)	$ 648,640
Calculation of coverage ratio including the estimated remaining credit marks:	
Coverage ratio	1.43 %
Plus: Estimated remaining credit marks on the acquired loan portfolios	0.13
Coverage ratio including the estimated remaining credit marks (non-GAAP)	1.56 %

16

Appendix: Non-GAAP Financial Information

(dollars in thousands, except per share data)	Three Months Ended March 31, 2025	December 31, 2024	March 31, 2024
GAAP net income attributable to WSFS	**$ 65,896**	$ 64,202	$ 65,761
Plus/(less): Pre-tax adjustments[1]	**319**	2,019	2,076
(Plus)/less: Tax impact of pre-tax adjustments	**(78)**	(445)	(507)
Adjusted net income (non-GAAP) attributable to WSFS	**$ 66,137**	$ 65,776	$ 67,330
Net income (GAAP)	**$ 65,867**	$ 64,155	$ 65,723
Plus: Income tax provision	**21,101**	20,197	21,202
Plus: Provision for credit losses	**17,350**	8,036	15,138
PPNR (Non-GAAP)	**104,318**	92,388	102,063
Plus/(less): Pre-tax adjustments[1]	**319**	2,019	2,076
Core PPNR (Non-GAAP)	**$ 104,637**	$ 94,407	$ 104,139
GAAP return on average assets (ROA)	**1.29 %**	1.21 %	1.28 %
Plus/(less): Pre-tax adjustments[1]	**0.01**	0.04	0.04
(Plus)/less: Tax impact of pre-tax adjustments	**(0.01)**	(0.01)	(0.01)
Core ROA (non-GAAP)	**1.29 %**	1.24 %	1.31 %
Earnings per share (diluted)(GAAP)	**$ 1.12**	$ 1.09	$ 1.09
Plus/(less): Pre-tax adjustments[1]	**0.01**	0.03	0.03
(Plus)/less: Tax impact of pre-tax adjustments	**—**	(0.01)	(0.01)
Core earnings per share (non-GAAP)	**$ 1.13**	$ 1.11	$ 1.11

[1] Pre-tax adjustments include realized gain on equity investments, net, Visa derivative valuation adjustment, FDIC special assessment, corporate development and restructuring expense, and remeasurement of lease liability

17

18 Appendix: Non-GAAP Financial Information Three Months Ended Three Months Ended (dollars in thousands) March 31, 2025 December 31, 2024 March 31, 2024 March 31, 2025 December 31, 2024 March 31, 2024 Calculation of return on average tangible common equity: Calculation of core return on average tangible common equity: GAAP net income attributable to WSFS $ 65,896 $ 64,202 $ 65,761 Adjusted net income (non-GAAP) attributable to WSFS $ 66,137 $ 65,776 $ 67,330 Plus: Tax effected amortization of intangible assets 2,945 2,965 2,973 Plus: Tax effected amortization of intangible assets 2,945 2,965 2,973 Net tangible income (non-GAAP) $ 68,841 $ 67,167 $ 68,734 Core net tangible income (non-GAAP) $ 69,082 $ 68,741 $ 70,303 Average stockholders' equity of WSFS $ 2,637,354 $ 2,643,325 $ 2,476,453 Net average tangible common equity $ 1,650,616 $ 1,652,563 $ 1,473,286 Less: Average goodwill and intangible assets 986,738 990,762 1,003,167 Core return on average equity (non-GAAP) 10.17% 9.90% 10.93 % Net average tangible common equity $ 1,650,616 $ 1,652,563 $ 1,473,286 Core return on average tangible common equity (non-GAAP) 16.97% 16.55% 19.19 % Return on average equity (GAAP) 10.13% 9.66% 10.68 % Return on average tangible common equity (non-GAAP) 16.91% 16.17% 18.76%

Appendix: Non-GAAP Financial Information

WSFS Financial Corporation

(dollars in thousands, except per share data)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Calculation of tangible common book value per share:									
Total stockholders' equity of WSFS (GAAP)	**$ 2,671,614**	$ 2,589,752	$ 2,678,264	$ 2,489,580	$ 2,473,481	$ 2,477,636	$ 2,242,795	$ 2,314,659	$ 2,306,362
Less: Goodwill and other intangible assets	**983,882**	988,160	992,163	996,181	1,000,344	1,004,560	1,008,472	1,004,278	1,008,250
Total tangible common equity (non-GAAP)	**1,687,732**	1,601,592	1,686,101	1,493,399	1,473,137	1,473,076	1,234,323	1,310,381	1,298,112
Shares outstanding (000s)	**57,693**	58,657	59,033	59,261	60,084	60,538	60,728	61,093	61,387
Tangible common book value per share (non-GAAP)	**$ 29.25**	$ 27.30	$ 28.56	$ 25.20	$ 24.52	$ 24.33	$ 20.33	$ 21.45	$ 21.15

(dollars in thousands, except per share data)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Calculation of tangible common book value per share:								
Total stockholders' equity of WSFS (GAAP)	$ 2,205,113	$ 2,103,593	$ 2,315,360	$ 2,520,463	$ 1,939,099	$ 1,908,895	$ 1,884,054	$ 1,770,641
Less: Goodwill and other intangible assets	1,012,232	1,016,413	1,019,857	1,032,189	547,231	549,352	551,951	554,701
Total tangible common equity (non-GAAP)	1,192,881	1,087,180	1,295,503	1,488,274	1,391,868	1,359,543	1,332,103	1,215,940
Shares outstanding (000s)	61,612	61,949	63,587	64,735	47,609	47,548	47,535	47,502
Tangible common book value per share (non-GAAP)	$ 19.36	$ 17.55	$ 20.37	$ 22.99	$ 29.24	$ 28.59	$ 28.02	$ 25.60

19

20 Appendix: Non-GAAP Financial Information As of March 31, (dollars in thousands) 2025 Calculation of adjusted common equity Tier 1 capital: Common equity tier 1 capital (GAAP) $ 2,265,369 Less: Effective AOCI (non-GAAP) 648,640 Adjusted common equity tier 1 capital (non-GAAP) $ 1,616,729 Risk Weighted Assets (GAAP) $ 16,066,773 Less: Debt securities 1,035,503 Adjusted Risk Weighted Assets (non-GAAP) $ 15,031,270 Common equity Tier 1 capital (GAAP) 14.10 % Adjusted common equity Tier 1 capital ratio (non-GAAP) 10.76 % Calculation of adjusted Tier 1 leverage: Tier 1 capital (GAAP) $ 2,265,369 Less: Effective AOCI (non-GAAP) 648,640 Adjusted Tier 1 capital (non-GAAP) $ 1,616,729 Average assets (Corp) (GAAP) $ 20,289,435 Less: Average debt securities 4,841,408 Adjusted average assets (non-GAAP) $ 15,448,027 Tier 1 leverage (GAAP) 11.17 % Adjusted Tier 1 leverage (non-GAAP) 10.47 % As of March 31, (dollars in thousands) 2025 Calculation of adjusted total risk-based capital: Total risk-based capital (GAAP) $ 2,553,662 Less: Effective AOCI (non-GAAP) 648,640 Adjusted total risk-based capital (non-GAAP) $ 1,905,022 Risk Weighted Assets (GAAP) $ 16,066,773 Adjusted Risk Weighted Assets (non-GAAP) 15,031,270 Total risk-based capital (GAAP) 15.89 % Adjusted total risk-based capital ratio (non-GAAP) 12.67 % Calculation of adjusted tangible common equity to tangible assets ratio (non-GAAP): Total tangible assets (non-GAAP) $ 19,565,068 Less: Investment securities, AFS & HTM 4,554,487 Total adjusted tangible assets (non-GAAP) $ 15,010,581 Total tangible common equity (non-GAAP) $ 1,687,732 Less: Unrecognized fair value on HTM securities 107,671 Total adjusted tangible common equity (non-GAAP) $ 1,580,061 Tangible common equity to tangible assets ratio (non-GAAP) 8.63 % Tangible common equity to tangible assets ratio including effective AOCI (non-GAAP) 10.53%